Exhibit 99.1

Jabil Posts Outstanding First Quarter

Broad-Based Growth and Exceptional Execution Drive Record Results

St. Petersburg, FL – December 16, 2015...Today Jabil Circuit, Inc. (NYSE: JBL) reported preliminary, unaudited financial results for its first quarter of fiscal year 2016. The company reported first quarter net revenue of $5.2 billion, a 14 percent increase from the first quarter of fiscal year 2015.

“I am extremely pleased with our strong first quarter results which were driven by improved product diversification and exceptional productivity across both of our business segments,” said Mark T. Mondello, Chief Executive Officer. “This record quarter illustrates the power of both our DMS and EMS businesses as highlighted by a 55 percent core EPS growth year-on-year. This is a great start to our fiscal year and Jabil remains well-positioned for a solid 2016,” added Mondello.

U.S. generally accepted accounting principles (U.S. GAAP) operating income for the first quarter was $214.5 million and U.S. GAAP net diluted earnings per share was $0.68. Core operating income (as defined below) was $248.5 million and core diluted earnings per share (as defined below) was $0.85.

Jabil’s two reporting segments delivered the following revenue results for the company’s first fiscal quarter:

•	Diversified Manufacturing Services: $2.5 billion

•	Electronics Manufacturing Services: $2.7 billion

(Definitions used: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges and goodwill impairment charges. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil calculates its core return on invested capital by annualizing its after-tax core operating income for its most recently ended quarter and dividing that by a two quarter average of its net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share, its calculation of core return on invested capital and additional information in the supplemental information.)

Quarterly Results	Q1 2016	Q1 2015
Net revenue	$5.2 billion	$4.6 billion
U.S. GAAP operating income	$214.5 million	$144.8 million
U.S. GAAP net income	$131.9 million	$72.2 million
U.S. GAAP net diluted earnings per share	$0.68	$0.37
U.S. GAAP return on invested capital	20.3%	14.2%
Core operating income	$248.5 million	$180.6 million
Core earnings	$164.9 million	$108.2 million
Core diluted earnings per share	$0.85	$0.55
Core return on invested capital	24.4%	19.0%

Business Outlook

“Our strategic investments continue to pay dividends as evidenced by our 24 percent core return on invested capital in the first quarter. I am also pleased that our outlook for the balance of the fiscal year remains on track, supported by our customized supply chain management and engineering solutions, both of which are increasingly important in this digital age,” Mondello said.

Management reiterated fiscal year 2016 revenue outlook of approximately $20 billion and increased core diluted earnings per share outlook to approximately $2.65.

Second Quarter of Fiscal Year 2016 Guidance:

● Net revenue	$4.4 billion to $4.7 billion

● U.S. GAAP operating income	$136 million to $180 million

● U.S. GAAP net diluted earnings per share	$0.37 to $0.55 per diluted share

● Core operating income	$170 million to $210 million

● Core diluted earnings per share	$0.54 to $0.70 per diluted share

● Diversified Manufacturing Services	Increase revenue 14 percent year-on-year

● Electronics Manufacturing Services	Consistent revenue year-on-year

● Total company	Increase revenue 6 percent year-on-year

(U.S. GAAP net diluted earnings per share for the second quarter of fiscal year 2016 are currently estimated to include $0.04 per share for amortization of intangibles, $0.10 per share for stock-based compensation expense and related charges and $0.03 to $0.01 per share for restructuring and related charges.)

FORWARD LOOKING STATEMENTS: This news release contains forward-looking statements, including those regarding our anticipated financial results for our first quarter of fiscal year 2016; our positioning for future financial performance in fiscal 2016; our delivery of revenue growth and core earnings per share for fiscal 2016; our currently expected fiscal year 2016 net revenue, core and U.S. GAAP operating income, core and U.S. GAAP diluted earnings per share results and the components thereof. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our first quarter of fiscal year 2016 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; fluctuations in our stock’s market price; fluctuations in operating results and cash flows; unexpected, adverse seasonal impacts on demand; changes in macroeconomic conditions, both in the U.S. and internationally; the occurrence of, success and expected financial results from, product ramps; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2015, subsequent Reports on Forms 10-Q and 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with U.S. GAAP. In addition to the U.S. GAAP financial measures, Jabil provides supplemental, non-U.S. GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-U.S. GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable U.S. GAAP measures. The non-U.S. GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-U.S. GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss the first quarter of fiscal year 2016 earnings today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available December 16, 2015 at approximately 7:30 p.m. ET through midnight on December 23, 2015. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 81128766. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is an electronic product solutions company providing comprehensive electronics design, production and product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 28 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Investor & Media Contact:

Beth Walters

Senior Vice President, Investor Relations & Communications

Jabil Circuit, Inc.

(727) 803-3511

beth_walters@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	November 30, 2015 (Unaudited)	August 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$1,130,344	$913,963
Accounts receivable, net	1,674,438	1,467,247
Inventories	2,503,625	2,507,264
Prepaid expenses and other current assets	1,008,767	898,790
Deferred income taxes	—	79,045

Total current assets	6,317,174	5,866,309
Property, plant and equipment, net	2,876,610	2,804,333
Goodwill and intangible assets, net	783,449	745,918
Deferred income taxes	142,339	85,169
Other assets	101,580	101,478

Total assets	$10,221,152	$9,603,207

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$348,312	$323,833
Accounts payable	3,711,471	3,663,264
Accrued expenses	1,715,548	1,685,589
Deferred income taxes	—	2,455

Total current liabilities	5,775,331	5,675,141
Notes payable, long-term debt and capital lease obligations, less current installments	1,818,447	1,346,558
Other liabilities	69,543	67,951
Income tax liabilities	102,078	96,379
Deferred income taxes	54,456	82,167

Total liabilities	7,819,855	7,268,196

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	248	247
Additional paid-in capital	1,980,153	1,955,104
Retained earnings	1,585,136	1,468,910
Accumulated other comprehensive loss	(59,532)	(50,854)
Treasury stock, at cost	(1,123,400)	(1,058,551)

Total Jabil Circuit, Inc. stockholders’ equity	2,382,605	2,314,856
Noncontrolling interests	18,692	20,155

Total equity	2,401,297	2,335,011

Total liabilities and equity	$10,221,152	$9,603,207

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30, 2015	November 30, 2014
Net revenue	$5,207,977	$4,550,418
Cost of revenue	4,724,442	4,167,431

Gross profit	483,535	382,987
Operating expenses:
Selling, general and administrative	251,547	214,380
Research and development	8,292	6,005
Amortization of intangibles	7,840	5,590
Restructuring and related charges	1,353	12,257

Operating income	214,503	144,755
Interest and other, net	32,736	31,833

Income from continuing operations before tax	181,767	112,922
Income tax expense	49,852	39,788

Income from continuing operations, net of tax	131,915	73,134

Discontinued operations:
Income from discontinued operations, net of tax	—	853
Loss on sale of discontinued operations, net of tax	—	(1,611)

Discontinued operations, net of tax	—	(758)

Net income	131,915	72,376
Net income attributable to noncontrolling interests, net of tax	30	214

Net income attributable to Jabil Circuit, Inc.	$131,885	$72,162

Earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic:
Income from continuing operations, net of tax	$0.69	$0.38

Discontinued operations, net of tax	$0.00	$0.00

Net income	$0.69	$0.37

Diluted:
Income from continuing operations, net of tax	$0.68	$0.37

Discontinued operations, net of tax	$0.00	$0.00

Net income	$0.68	$0.37

Weighted average shares outstanding:
Basic	190,355	193,502

Diluted	193,243	195,314

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three months ended
	November 30, 2015	November 30, 2014
Cash flows from operating activities:
Net income	$131,915	$72,376
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	161,363	122,380
Recognition of stock-based compensation expense and related charges	24,792	18,043
Deferred income taxes	(13,533)	2,618
Loss on sale of property, plant and equipment	2,155	8,811
Other, net	1,890	8,869
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(205,916)	(398,334)
Inventories	11,719	(100,831)
Prepaid expenses and other current assets	(84,182)	(1,491)
Other assets	2,434	15,077
Accounts payable, accrued expenses and other liabilities	112,592	441,583

Net cash provided by operating activities	145,229	189,101

Cash flows from investing activities:
Acquisition of property, plant and equipment	(252,098)	(197,676)
Proceeds from sale of property, plant and equipment	3,027	3,764
Cash paid for business and intangible asset acquisitions, net of cash	(67,311)	—
Issuance of notes receivable	(27,500)	—
Other, net	(250)	3,600

Net cash used in investing activities	(344,132)	(190,312)

Cash flows from financing activities:
Borrowings under debt agreements	1,975,231	1,458,495
Payments toward debt agreements	(1,478,213)	(1,461,871)
Payments to acquire treasury stock	(54,567)	(40,040)
Dividends paid to stockholders	(16,541)	(16,607)
Treasury stock minimum tax withholding related to vesting of restricted stock	(10,282)	(6,708)
Other, net	(1,238)	63

Net cash provided by (used in) financing activities	414,390	(66,668)

Effect of exchange rate changes on cash and cash equivalents	894	(10,866)

Net increase (decrease) in cash and cash equivalents	216,381	(78,745)
Cash and cash equivalents at beginning of period	913,963	1,000,249

Cash and cash equivalents at end of period	$1,130,344	$921,504

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30,	November 30,
	2015	2014
Operating income (U.S. GAAP)	$214,503	$144,755
Amortization of intangibles	7,840	5,590
Stock-based compensation expense and related charges	24,792	18,043
Restructuring and related charges	1,353	12,257

Core operating income (Non-U.S. GAAP)	$248,488	$180,645

Net income attributable to Jabil Circuit, Inc. (U.S. GAAP)	$131,885	$72,162
Amortization of intangibles, net of tax	7,148	5,589
Stock-based compensation expense and related charges, net of tax	24,497	17,694
Restructuring and related charges, net of tax	1,353	11,948
Income from discontinued operations, net of tax	—	(853)
Loss on sale of discontinued operations, net of tax	—	1,611

Core earnings (Non-U.S. GAAP)	$164,883	$108,151

Net earnings per share (U.S. GAAP):
Basic	$0.69	$0.37

Diluted	$0.68	$0.37

Core earnings per share (Non-U.S. GAAP):
Basic	$0.87	$0.56

Diluted	$0.85	$0.55

Weighted average shares outstanding used in the calculations of earnings per share (U.S. GAAP and Non-U.S. GAAP):
Basic	190,355	193,502

Diluted	193,243	195,314

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL

AND CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax U.S. GAAP operating income” for its most recently-ended quarter and dividing that by the average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-U.S. GAAP core operating income” for its most recently-ended quarter and dividing that by the “average net invested capital asset base.”

The Company calculates: (1) its “after-tax U.S. GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its U.S. GAAP operating income and (2) its “after-tax non-U.S. GAAP core operating income” as its non-U.S. GAAP core operating income less a certain tax effect (the calculation of which is explained below). See elsewhere in this earnings release for a reconciliation of the Company’s non-U.S. GAAP core operating income to its U.S. GAAP operating income.

The Company calculates its “average net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of its stockholders’ equity, current and non-current portions of its notes payable, long-term debt and capital lease obligations less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax U.S. GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-U.S. GAAP core operating income”:

	Three months ended
	November 30,	November 30,
	2015	2014
Numerator:
Operating income (U.S. GAAP)	$214,503	$144,755
Tax effect(1)	(49,770)	(39,786)

After-tax operating income	164,733	104,969
	x4	x4

Annualized after-tax operating income	$658,932	$419,876

Core operating income (Non-U.S. GAAP)	$248,488	$180,645
Tax effect(2)	(50,770)	(40,445)

After-tax core operating income	197,718	140,200
	x4	x4

Annualized after-tax core operating income	$790,872	$560,800

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity(3)	$2,348,730	$2,238,493
Average notes payable, long-term debt and capital lease obligations, less current installments(3)	1,582,503	1,667,981
Average current installments of notes payable, long-term debt and capital lease obligations(3)	336,072	12,223
Average cash and cash equivalents(3)	(1,022,153)	(960,877)

Net invested capital asset base	$3,245,152	$2,957,820

Return on Invested Capital (U.S. GAAP)	20.3%	14.2%
Adjustments noted above	4.1%	4.8%
Core Return on Invested Capital (Non-U.S. GAAP)	24.4%	19.0%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (U.S. GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-U.S. GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.